EXHIBIT 10.19


                        FIFTH AMENDMENT TO SECOND AMENDED
                           AND RESTATED LOAN AGREEMENT


         THIS FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (the "Agreement") is made and entered into as of this ___ day of November, 1999, between GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation having an office at 3379 Peachtree Road, N.E., Suite 600, Atlanta, Georgia 30326, as lender and agent ("Lender"), and BUSINESS TELECOM, INC., a North Carolina corporation having an office at 4300 Six Forks Road, Raleigh, North Carolina 27609 ("Borrower").

                              W I T N E S S E T H:

         WHEREAS, Lender and Borrower are party to that certain Second Amended and Restated Loan Agreement, dated as of September 22, 1997 (as the same has been amended by (i) that certain First Amendment to Second Amended and Restated Loan Agreement, dated May 6, 1998, (ii) that certain Second Amendment to Second Amended and Restated Loan Agreement, dated June 30, 1998, (iii) that certain Third Amendment to Second Amended and Restated Loan Agreement, dated July 15, 1999, and (iv) that certain Fourth Amendment to Second Amended and Restated Loan Agreement, dated September 8, 1999, as so amended, the "Loan Agreement;" all capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Loan Agreement); and

         WHEREAS, Lender and Borrower desire to amend the Loan Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments to the Loan Agreement. The Loan Agreement is hereby amended as follows:

         (1) The Loan Agreement is hereby amended by making the following changes to Section 6.11 thereof:

           (1) Section 6.11(a) is hereby deleted in its entirety and the following is inserted in lieu thereof:

                                            (a) Minimum Consolidated Interest
                                    Coverage Ratio. Borrower shall not permit its Consolidated Interest Coverage Ratio as of the end of any of the following Fiscal Quarters to be less than the respective ratio shown opposite thereto:

------------------------------ -----------------------------------------
                                         Minimum Consolidated
       Fiscal Quarter                  Interest Coverage Ratio
------------------------------ -----------------------------------------
Fourth Quarter 1999                              n/a
------------------------------ -----------------------------------------
First Quarter 2000                               n/a
------------------------------ -----------------------------------------
Second Quarter 2000                          1.25 to 1.0
------------------------------ -----------------------------------------
Third Quarter 2000                           1.40 to 1.0
------------------------------ -----------------------------------------
Fourth Quarter 2000                          1.40 to 1.0
------------------------------ -----------------------------------------
First Quarter 2001                           1.40 to 1.0
------------------------------ -----------------------------------------
Second Quarter 2001                          1.40 to 1.0
------------------------------ -----------------------------------------
Third Quarter 2001                           1.40 to 1.0
------------------------------ -----------------------------------------
Fourth Quarter 2001                          1.40 to 1.0
------------------------------ -----------------------------------------
First Quarter 2002                           2.00 to 1.0
------------------------------ -----------------------------------------
Second Quarter 2002                          2.00 to 1.0
------------------------------ -----------------------------------------

           (2) Section 6.11(b) is hereby deleted in its entirety and the following is inserted in lieu thereof:

               (b) Maximum Capital Expenditures.

                  (i) Borrower shall not permit its Capital Expenditures for
               Fiscal Year 1999 to exceed $102,500,000.

                  (ii) Borrower shall not permit its Capital Expenditures for
               Fiscal Year 2000 to exceed (A) $110,000,000 plus (B) one hundred percent (100%) of that portion, if any, of the permitted maximum Capital Expenditures for Fiscal Year 1999 which were not expended by Borrower during such year.

                  (iii) Borrower shall not permit its Capital Expenditures for
               Fiscal Year 2001 to exceed $45,000,000.

                  (iv) Borrower shall not permit its Capital Expenditures for
               Fiscal Year 2002 to exceed $35,000,000.

                  (3) Section 6.11(d) is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  (d) Minimum EBITDA. Borrower shall not permit its cumulative
               EBITDA for the four (4) Fiscal Quarters ending on the last day of the Fiscal Quarters set forth below to be less than the respective amount shown opposite thereto:

--------------------------------- ----------------------------------------

Four (4) Fiscal Quarters Ending             Minimum Cumulative
        on Last Day of:                           EBITDA

--------------------------------- ----------------------------------------
Third Quarter 1999                             $350,000
--------------------------------- ----------------------------------------
Fourth Quarter 1999                        $ 930,668
--------------------------------- ----------------------------------------
First Quarter 2000                         $3,122,757
--------------------------------- ----------------------------------------
Second Quarter 2000                        $6,484,095
--------------------------------- ----------------------------------------
Third Quarter 2000                         $13,353,962
--------------------------------- ----------------------------------------
Fourth Quarter 2000                        $21,717,680
--------------------------------- ----------------------------------------
First Quarter 2001                         $30,565,000
--------------------------------- ----------------------------------------
Second Quarter 2001                        $39,115,000
--------------------------------- ----------------------------------------
Third Quarter 2001                         $48,825,000
--------------------------------- ----------------------------------------
Fourth Quarter 2001                        $59,355,000
--------------------------------- ----------------------------------------
First Quarter 2002                         $70,340,000
--------------------------------- ----------------------------------------
Second Quarter 2002                        $81,665,000
--------------------------------- ----------------------------------------

                  (4) Section 6.11(f) is hereby deleted in its entirety and the following is inserted in lieu thereof:


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

                  (f) Minimum Revenue. Borrower shall not permit its cumulative
               Consolidated Revenue for the trailing four (4) Fiscal Quarters ending on the last day of the Fiscal Quarters set forth below to be less than the respective amount shown opposite thereto:


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

--------------------------------- ----------------------------------------
         Fiscal Quarter                       Minimum Revenue
--------------------------------- ----------------------------------------
Third Quarter 1999                         $190,586,000
--------------------------------- ----------------------------------------
Fourth Quarter 1999                        $198,850,949
--------------------------------- ----------------------------------------
First Quarter 2000                         $210,869,422
--------------------------------- ----------------------------------------
Second Quarter 2000                        $228,979,838
--------------------------------- ----------------------------------------
Third Quarter 2000                         $247,283,013
--------------------------------- ----------------------------------------
Fourth Quarter 2000                        $267,664,778
--------------------------------- ----------------------------------------
First Quarter 2001                         $292,721,334
--------------------------------- ----------------------------------------

                  (5) Section 6.11(g) is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  (g) BofA Leverage Ratio. Borrower shall not permit its BofA
               Leverage Ratio as of the last day of the Fiscal Quarters set forth below to be less than the respective ratio shown opposite thereto:

--------------------------------- --------------------------------------
         Fiscal Quarter                    BofA Leverage Ratio
--------------------------------- --------------------------------------
Third Quarter 1999                                 n/a
--------------------------------- --------------------------------------
Fourth Quarter 1999                                n/a
--------------------------------- --------------------------------------
First Quarter 2000                                 n/a
--------------------------------- --------------------------------------
Second Quarter 2000                           10.50 to 1.0
--------------------------------- --------------------------------------
Third Quarter 2000                             5.00 to 1.0
--------------------------------- --------------------------------------
Fourth Quarter 2000                            4.00 to 1.0
--------------------------------- --------------------------------------
First Quarter 2001                             4.00 to 1.0
--------------------------------- --------------------------------------
Second Quarter 2001                            4.0 to 1.0
--------------------------------- --------------------------------------
Third Quarter 2001                             4.0 to 1.0
--------------------------------- --------------------------------------
Fourth Quarter 2001                            4.0 to 1.0
--------------------------------- --------------------------------------


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
--------------------------------- --------------------------------------
First Quarter 2002                             4.0 to 1.0
--------------------------------- --------------------------------------
Second Quarter 2002                            4.0 to 1.0
--------------------------------- --------------------------------------



                           (b) The Loan Agreement is hereby further amended by
                  adding the new Section 6.21 thereto:

                           SECTION 6.21 Minimum Equity Infusion by March 31, 2000. Notwithstanding any other provision herein, the Borrower agrees that the following shall have occurred no later than March 31, 2000:
         (a) an Equity Issuance or an IPO with respect to which aggregate gross proceeds are equal to or greater than $135,000,000 and the Borrower shall have received such proceeds in a manner acceptable to the Agent; or (b) an Equity Issuance and an IPO with respect to which the combined aggregate gross proceeds are equal to or greater than $135,000,000 and the Borrower shall have received such proceeds in a manner acceptable to Agent.

                  2. Representations, Warranties, Covenants and Acknowledgments;
               Release. To induce Lender to enter into this Agreement:

                  (1) Borrower does hereby represent and warrant that (i) as of the date hereof, all of the representations and warranties made or deemed to be made under the Loan Documents are true and correct, except such representations and warranties which, by their express terms, are applicable only to the Closing Date,
               (ii) as of the date hereof, after giving effect to the terms hereof, there exists no Default or Event of Default under the Loan Agreement or any of the Loan Documents, (iii) Borrower has the power and is duly authorized to enter into, deliver and perform this Agreement, and (iv) this Agreement and each of the Loan Documents is the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms; and

                  (2) Borrower does hereby reaffirm each of the agreements,
               covenants, and undertakings set forth in the Loan Agreement and each and every other Loan Document executed in connection therewith or pursuant thereto as if Borrower were making said agreements, covenants and undertakings on the date hereof; and

                  (3) Borrower does hereby acknowledge and agree that no right of offset, defense, counterclaim, claim, causes of action or objection in favor of Borrower against Lender exists arising out of or with respect to (i) the Obligations, this Agreement, the Loan Agreement or any of the other Loan

               Documents, (ii) any other documents now or heretofore evidencing, securing or in any way relating to the foregoing or (iii) the administration or funding of the Revolving Credit Loans or the Capex Facility; and

                  (5) Borrower does hereby expressly waive, release and
               relinquish any and all defenses, setoffs, claims, counterclaims, causes of action or objections, if any, against Lender.

                  (6) Conditions Precedent. The effectiveness of this Agreement is subject to the following conditions precedent:

                  (1) Delivery of Documents. Borrower shall have delivered to
               Lender, all in form and substance acceptable to Lender in its sole discretion, (i) executed counterpart originals of this Agreement, (ii) an Acknowledgment and Consent of Guarantor, in form and substance satisfactory to Lender, (iii) an Acknowledgment and Consent of Bank of America, N.A., as agent and lender, in form and substance satisfactory to Lender, and (iv) such other documentation as Lender may reasonably require in connection herewith; and

                  (2) Accuracy of Representations and Warranties. All of the
               representations and warranties made or deemed to be made in this Agreement and under the Loan Documents shall be true and correct as of the date of this Agreement, except such representations and warranties which, by their terms, are applicable to a prior specific date or period; and

                  (3) Expenses. Borrower shall have paid to Lender the costs and expenses referred to in Section 5 hereof; and

                  (4) Fees. Borrower shall have paid to Lender the amendment fee described in that certain side letter, dated of even date herewith, between Borrower and Lender, which amendment fee shall be deemed fully earned as of the date hereof.

                  4. Effect of this Agreement. As expressly amended hereby, the Loan Agreement shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Lender.

                  5. Expenses. Borrower agrees to pay on demand all reasonable costs and expenses of Lender in connection with the preparation, execution, delivery and enforcement of this Agreement and all other documents and any other transactions contemplated hereby, including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel to Lender. Borrower authorizes Lender, as Agent, to


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


charge the foregoing expenses to the Borrower's loan account by increasing the principal amount of the Revolving Credit Loans by the amount of such expenses owed by Borrower in connection herewith.

               7. Miscellaneous. Borrower agrees to take such further action as Lender shall reasonably request in connection herewith to evidence the amendments herein contained to the Loan Agreement. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia.



                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be duly executed as of the date first above written.

                                 BUSINESS TELECOM, INC.

                                 By:____________________________________
                                      Name:
                                      Title:

                                 GENERAL ELECTRIC CAPITAL
                                 CORPORATION, AS AGENT AND LENDER

                                 By:____________________________________
                                      Elaine L. Moore
                                      Senior Vice President as duly authorized

                          ACKNOWLEDGMENT AND AGREEMENT

         Each of the undersigned hereby acknowledges and agrees to the foregoing Fifth Amendment to Second Amended and Restated Loan Agreement.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this ___ day of November, 1999.


                          BTI TELECOM CORP.


                          By:_________________________________
                          Its:_________________________________


                          BUSINESS TELECOM OF VIRGINIA, INC.


                          By:_________________________________
                          Its:_________________________________


                          FS MULTIMEDIA, INC.


                          By:_________________________________
                          Its:_________________________________



                          ACKNOWLEDGMENT AND AGREEMENT

         The undersigned hereby acknowledges that the foregoing Fifth Amendment to Second Amended and Restated Loan Agreement shall not affect the enforceability or validity of any Loan Document executed by the undersigned.


                          ________________________________(Seal)
                          Peter T. Loftin
                          Date:

                           ACKNOWLEDGMENT AND CONSENT


         The undersigned, as agent and lender, hereby acknowledges and consents to the foregoing Fifth Amendment to Second Amendment and Restated Loan Agreement. Notwithstanding anything to the contrary contained therein, the undersigned, as agent and lender, hereby acknowledges and agrees that the Fifth Amendment does not breach in any manner that certain Intercreditor Agreement, dated September 8, 1999, among General Electric Capital Corporation, Bank of America, N.A., Business Telecom, Inc., BTI Telecom Corp., Business Telecom of Virginia, Inc. and FS Multimedia, Inc.

         IN WITNESS WHEREOF, the undersigned has hereunto set its hand and seal this ______ day of November, 1999.



                                      BANK OF AMERICA, N.A., AS AGENT AND LENDER



                                      By:_________________________________
                                      Its:_________________________________